UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06041

The Central Europe and Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.dws-investments.com.

There are three closed-end funds investing in European equities managed by wholly-owned sub-sidiaries of the Deutsche Bank Group:

• The European Equity Fund, Inc.—investing primarily in equity and equity-linked securities of companies domiciled in countries utilizing the Euro currency (with normally at least 80% in securities of issuers in such countries).

• The New Germany Fund, Inc.—investing primarily in middle market German companies with up to 20% in other Western European companies (with no more than 10% in any single country).

• The Central Europe and Russia Fund, Inc.—investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain risks such as currency fluctuation, political and economic changes, and market risks.

The Central Europe and Russia Fund, Inc.

Annual Report

October 31, 2009

20675

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the twelve months ended October 31, 2009, the Central Europe and Russia Fund's total return (based on its net asset value per share) was +53.78% in US dollar terms, while its total return based on share price was +68.05%. The Fund's benchmark rose 44.71% on an annualized basis during the same period.1 Effective September 1, 2009, the fund changed its benchmark from a custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30) to the The Morgan Stanley Capital International (MSCI) Emerging Europe Index.2 The principal reason for the change in benchmark was to improve transparency to investors. The Fund benefited most from its overweight position in Russian equities while the country weights for the remaining markets had a limited impact on Fund performance for the year.3

The Russian market posted a gain of 58% as measured by the Russian Traded Index during the Fund's 2009 fiscal year. The sustained rise in the Russian market has meant that valuations are no longer extremely cheap within this market, as was the case in the springtime. Russia remains a commodity story, and its equity market performance is primarily highly dependent on global prices for oil, metals, and other commodities. The banking sector could be another reasonably strong market mover when the domestic economy recovers; the question is about the timing — how fast will banks resume lending, provisions normalize, and profitability return. With the Fund's change in benchmark, the previously substantial overweight in Russian equities is now only a modest overweight of a couple percentage points. On a sector basis, the Fund is underweight Russian energy and utilities and overweight defensive domestic demand sectors such as telecommuni cations and consumer staples. In terms of Fund performance for the year, the Fund benefited from overweight positions in telecom companies Vimpel Communications and Comstar United Telesystems, as well as overweight positions in natural gas producer, NovaTek, dairy and juice producer Wimm Bill Dann Foods, and metal producer, Novolipetsk Steel*. The Fund's underweight position in oil company, Tatneft, and overweight position in Gazprom were the biggest detractors within the Russian portion of the portfolio.

Turkish shares posted the strongest performance during the Fund's 2009 fiscal year with the ISE National 30 gaining more than 70%. Investors in Istanbul enjoyed a strong rally in the second quarter of 2009, followed by continued strength in the third quarter. The tone of trading was aided by positive global sentiment, improving inflation, and the interest rate environment in Turkey, where the Central Bank cut short-term rates to a record low of 6.75%. The financial sector responded strongly to the sharp fall in bond yields and the Central Bank's rate cuts, leading most of the major banks to outperform the index during the third quarter of 2009. From a valuation perspective, Turkey is the second cheapest market in the Fund's investment universe after Russia and analyst expectations are for double-digit earnings growth in 2010. Among Turkish stocks, the Fund's overweight position in food retailer Bim Birlesik Magazalar made the stronges t contribution to Fund performance. The Fund did not hold shares in Akbank, which detracted from performance for the year, as the stock posted strong gains following the Central Bank's rate cuts and reduced concerns about a share overhang from major shareholder Citigroup.

The Polish equity market was the poorest performing market among the Fund's core markets, posting a gain of 21% during the Fund's 2009 fiscal year. Nevertheless, Polish shares posted strong gains during the second and third quarters of 2009. The market rally was strongest in July, with the rebound led by improved global sentiment towards emerging markets, decreased risk aversion, and support from local investors, who have been encouraged by the Polish economy's success in avoiding recession. With the Fund's change in benchmark, the previously substantial underweight in Polish equities is now nearly neutral. Among the biggest detractors from Fund performance for the fiscal year on a single-stock basis was the Fund's underweight position in Polish copper company KGHM; in light of the change in benchmark, the Fund's holding in the stock now represents an overweight position.

The Czech Traded Index gained 38% during the Fund's 2009 fiscal year. As with other markets, the third quarter

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

LETTER TO THE SHAREHOLDERS (continued)

marked a strong recovery. The positive development in the market was influenced by overall global markets but also by important fundamental news. Banking stocks led the way as the main drivers of the index following the announcement by the governor of the Austrian Central Bank that the Austrian banks do not need further capital to meet capital requirements; this was subsequently confirmed by the CEO of Czech-listed Erste Bank. Even though Erste Bank is an Austrian bank, it is part of the Czech component of the previous benchmark. The market expects gross domestic product (GDP, the value of all goods and services produced in the economy) growth of 1.5-2.0% in 2010, which together with record low interest rates, is providing support to the local stock market. In terms of Fund performance, the Fund's Czech holdings detracted from performance, with the Fund's underweight position in Telefonica* detracting most among Czech stocks from performance for the fiscal year.

The Hungarian Traded Index gained more than 62% during the Fund's 2009 fiscal year, making it the second best performing market in the Fund's core markets.4 The strong performance was mainly driven by improved liquidity, signs of improvement in the domestic economy, interest rate cuts and increased confidence in the global economic recovery. In terms of valuation, Hungarian stocks are currently on par with Turkey and lower than regional peers Czech Republic and Poland. The lower valuation reflects Hungary's tougher economic conditions — Hungary's GDP may contract in 2010 — and interest rates that, at 7.5%, are higher than the levels in Poland and the Czech Republic. The Fund's position in Hungarian equities represents the smallest weight from a country perspective, with just one stock in the portfolio.

The Fund's discount to net asset value averaged 14.14% during the twelve months ended October 31, 2009 compared with 10.87% for the same period last year.

During the year ended October 31, 2009, the Fund repurchased 1,304,700 shares of its common stock. On July 24, 2009 the Fund announced the Board of Directors has authorized the repurchase of up to 1,500,000 additional shares during the period August 1, 2009 — July 31, 2010. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. The Fund further announced that it will provide monthly updates concerning its repurchase program on its website at www.dws-investments.com.

With the Fund's announcement of the benchmark change effective September 1, 2009 to the MSCI Emerging Europe Index, there was also an increase in the Fund's investment policy limit for investments in Russia from 60% to 66 2/3%.

1  The Morgan Stanley Capital International (MSCI) Emerging Europe Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe which includes the Czech Republic, Hungary, Poland, Russia and Turkey.

2  A custom blend of 45% in Central Europe (CECE-Index), 45% in Russia (RTX-Index) and 10% in Turkey (ISE National 30). The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies listed on the Istanbul Stock Exchange, except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

3  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4  The Hungarian Traded Index is a capitalization weighted index of most actively traded blue-chip stocks in Hungary. These stocks make up 80% of the total market capitalization and 88% of the total trading volume of all Hungarian stocks.

*  Not held in the fund as of 10/31/09.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

ECONOMIC OUTLOOK

Czech Republic:

In the second quarter of 2009, Czech gross domestic product (GDP, the value of all goods and services produced in the economy) recorded slight growth (year-over-year) over the previous quarter after two quarters of sharp contraction, but the annualized drop deepened to 5.8%. In addition, private consumption growth was reduced and, with capacity utilization running at historical lows, it is no surprise that fixed investment fell by 7%. While Czech exports received a one-off boost in the first half of 2009 from car scrap subsidies abroad, this effect is unlikely to repeat in the coming quarters. However, Czech exporters have historically relied on EU exports rather than direct Eurozone demand, so Czech exports should continue growing after the one-off effect from auto industry subsidies, based on economists' expectations of an improvement in EU foreign trade. Unemployment reached 8.5% and is expected to rise to 10% in 2010 while real-wage grow th should remain around 1%. As a result, private consumption growth is likely to be weak through the first half of 2010. Inflation seems to be bottoming, and should remain below the 2% inflation target through 2010.

Hungary:

The Hungarian economy passed a major rebalancing period in the first half of 2009, as the current account deficit declined significantly and the sum of the current and capital accounts was positive for the first time since the National Bank of Hungary began publishing data. We expect the current account deficit to improve to 1.6% of GDP from the 8.4% level reached in 2008. The improvement in the current account is positive from the perspective that less external financing is needed, but on the other hand it reflects the poor performance of the economy. Unemployment has reached 10.3% and may reach 11% in 2010. Inflation should be contained below the National Bank's 3% target for 2010 by weak domestic demand and the appreciating currency. The volatility in the currency decreased in the third quarter, but the forint could strengthen further if positive trends in terms of trade and the current account continue and the Central Bank does not cut i nterest rates.

Poland:

Polish GDP rose 1.1% in the second quarter, confirming that the country has avoided recession. Weak domestic demand was more than offset by a positive contribution from exports. However, unemployment reached 10.9% and is expected to climb to 12.5%. Inflation remains moderate at 3.1%, with fuel prices and an increased tobacco excise responsible for keeping inflation from being more contained. Industrial production is falling, but appears to have stabilized in recent months. The prime minister announced that there will be no tax increases in 2010. In addition, the government has an ambitious privatization program planned to raise revenues. Rating agency, Fitch, has noted that public debt in Poland may reach 56.3% of GDP next year and that presidential elections in 2010 and parliamentary elections in 2011 may be a threat to maintaining budget discipline in Poland; the agency may lower the country's rating if public finances do not improve.

Russia:

For the full year, GDP in Russia is likely to fall between 7% and 9%, with a modest recovery in 2010. Although unemployment saw a seasonal improvement over the summer, it will likely rise to 9% or higher by the end of the year as large companies have already announced new rounds of layoffs. Not surprisingly, inflation has continued to improve in recent months, falling below 10% in October. Demand weakness and fiscal tightening may keep inflation in the single digits in 2010. The government has submitted to parliament the 2010-2012 budget plan, which envisages a reduction in the budget deficit from 8% of GDP to 3% of GDP by 2012, partly through cuts in public investment. The government aims to keep total public debt within 15% of GDP. The oil price recovery has boosted exports; as this was accompanied by a sharp fall in imports, foreign trade and current account balances remained well above the line. Net capital flows changed direction in the second quarter, ceasing to weigh on the ruble. In recent weeks, the ruble

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

ECONOMIC OUTLOOK (continued)

strengthened to the lower end of the internal trading band; positive investor sentiment may continue to support the ruble in the coming months.

Turkey:

Turkey's GDP contracted 7% in the second quarter of 2009, less than the market consensus of 8.3%. On the supply side, agriculture, the financial sector and housing market continued to contribute positively to GDP growth while the contraction in manufacturing was much lower than the decline in industrial production. On the demand side, the most significant improvement was seen in private final consumption, which contracted only 1.2% in the second quarter, after a record decline of 10.2% in the first quarter. The consumer price index rose in-line with expectations in July, driven by a tax hike in tobacco products, before posting an unexpected decline in August primarily due to disinflation in food and clothing. A marginal pick-up in inflation followed in September, but despite lower than expected inflation rates, growth concerns continue to be an important factor in the Central Bank's rate decisions. With its latest cut, the Central Bank has b rought the policy rate down by ten percentage points since November 2008 to 6.75%. Fiscal performance worsened over the summer with tax revenues dropping and social spending rising due to the recession. The budget deficit reached 31 billion Turkish lira in August, compared to a surplus of 4.6 billion the previous year.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.dws-investments.com

FUND HISTORY AS OF OCTOBER 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended October 31,
	2009	2008	2007	2006		2005
Net Asset Value(a)	53.78%	(61.27)%	42.32%	48.55	%(b)	48.74%
Market Value(a)	68.05%	(65.28)%	41.83%	19.25%		80.71%
MSCI Emerging Europe Index(1)(3)	44.71%	(60.53)%	43.01%	35.94%		44.87%
Blended Index(2)	52.33%	(57.49)%	38.95%	45.00%		37.81%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gains distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(1)  MSCI Emerging Europe Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe.

(2)  The Blended Index consists of CECE*(45%), RTX**(45%) and the ISE National 30***(10%).

(3)  On September 1, 2009, the MSCI Emerging Europe Index replaced the Blended Index as the Fund's benchmark. (See Note 8., Change in Investment Policy).

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies on the Istanbul Stock Exchange except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is non-diversified and focuses its investments in certain countries, thereby increasing its vulnerability to developments in those countries. Moreover, this Fund can take larger positions in fewer companies, increasing its overall risk. Investing in foreign securities presents certain risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result, German investors in the Fund may be subject to less favorable lump-sum taxation under the German law.

FUND HISTORY AS OF OCTOBER 31, 2009 (continued)

STATISTICS:

Net Assets	$525,554,104
Shares Outstanding	14,645,368
NAV Per Share	$35.89

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/15/08	12/31/08	$0.07	$—	$—	$0.07
12/21/07	12/31/07	$0.95	$0.47	$8.84	$10.26
12/21/06	12/28/06	$0.58	$1.94	$2.99	$5.51
12/20/05	12/30/05	$0.33	$0.21	$2.51	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (10/31/09)	1.21%

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

10 LARGEST HOLDINGS AS OF OCTOBER 31, 2009 (As a % of Investment Portfolio excluding Securities Lending Collateral)

1.	Gazprom	13.8
2.	LUKOIL	9.4
3.	Sberbank	8.0
4.	Rosneft Oil Co.	6.3
5.	MMC Norilsk Nickel	4.3
6.	NovaTek	3.9
7.	Mobile Telesystems	3.7
8.	Surgutneftegaz	3.6
9.	Ceske Energeticke Zavody	3.6
10.	Telekomunikacja Polska	2.9

COUNTRY BREAKDOWN AS OF OCTOBER 31, 2009 (As a % of Investment Portfolio excluding Securities Lending Collateral)*

Russia 65.7%
Poland 10.6%
Czech Republic 6.0%
Hungary 2.0%
Turkey 15.7%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's investment portfolio, see page 16. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

*  Securities listed in country where the significant business of the company is located.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: As of September 1, 2009, the Fund changed its benchmark to the MSCI Emerging Europe Index. How does this impact the Fund structure?

Answer: The Fund's Board approved the change in benchmark at its quarterly meeting in July. In addition, the Board increased the investment policy limit for investments in Russia from 60% to 66 2/3%. As stated in the press release issued in July announcing the changes (available at www.dws-investments.com), the primary reason for changing the benchmark was to improve transparency to investors. The Fund's new benchmark does not impact the Fund's geographic universe — the same five countries of the Czech Republic, Hungary, Poland, Russia, and Turkey are represented in the new benchmark. However, the weight of each country in the benchmark differs from the Fund's previous benchmark; in addition, the weight of each country in the MSCI Emerging Europe Index fluctuates, as it is a function of the market capitalization of the individual companies within the i ndex.1 As always, Fund management will adjust the weight of Fund holdings relative to the benchmark based on its view of the relative attractiveness of each market, sector, and individual stock.

Question: Has the Russian economy shown signs of returning to growth, and how has the balance of power between President Medvedev and Prime Minister Putin impacted the government's ability to stimulate the economy?

Answer: While a modest recovery is expected in 2010, it is too early to talk about sustainable recovery on the basis of the recent macroeconomic data: the economy contracted by nearly 9% in the third quarter of 2009, the decline in household consumption intensified, and fixed investment fell by nearly half. Higher oil prices helped net exports rise, but falling real wages are dampening the consumer-led growth story of the past few years. The persistent lending squeeze remains the main obstacle on the way to recovery: with average lending rates of about 18%, and falling domestic demand, it is hard to expect a quick rebound. Despite the weak economy, political risks remain low. At 81% and 75%, respectively, approval ratings of President Medvedev and Prime Minister Putin show that the pair's efforts to alleviate the crisis are seen as adequate by the Russian p opulation. Personal competition between the two may intensify in a run-up to the 2012 presidential elections, but for now, there is no sign of material disagreement between them. The government's determination not to cut social spending and its readiness to bail out ailing industrial giants should help maintain social stability in the short term.

Question: In the semi-annual report, you noted that, among the Fund's core markets, Hungary has been most severely impacted by the global financial crisis and economic slowdown. Could you provide an update on the outlook for recovery in Hungary?

Answer: Hungary's GDP contracted by 7.2% in the third quarter, driven by a decline in inventory. Other elements of domestic demand, however, have improved since the first quarter: the decline in both household consumption and fixed capital formation slowed, government consumption increased due to a program that creates public sector employment, and net exports showed a record surplus. For near-term recovery prospects, companies should start rebuilding inventories in the coming quarters in connection with better export markets. However, the outlook for household demand is weak due to soft lending activity, higher VAT taxes, lower wages, and higher unemployment. Overall, economic activity is expected to stagnate in 2010; while falling short of the growth expected in other countries in the region, the situation in Hungary appears to be approaching stabilizatio n.

1   The MSCI Emerging Europe Index is a free-float adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

DIRECTORS OF THE FUND

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Detlef Bierbaum, 67(1)(2)	Class I Since 1990	Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management) (over five years).	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 2008). Member of Supervisory Board, Tertia Handelsbeteiligungsgesellschaft mbH (electronics retailer). Member of Supervisory Board, LVM Landwirtschaftlicher Versicherungsverein (insurance). Member of Supervisory Board, Monega KAG. Chairman of Supervisory Board, Oppenheim Kapitalanlagegesellschaft mbH (investment company). Chairman of Administrative Board, Oppenheim Prumerica Asset Management S.a.r.l. (investment company). Member of the Supervisory Board of DWS Investments GmbH (since 2005), Member of the Board of Dundee REIT, Toronto. Member of Board of Cologne Re Ag (reinsurance), Member of the Board of CA Immo AG (real estate). Member of the Board, Bank Sal. Oppenheim jr. & Cie. (Österreich) AG. Member of the Supervisory Board, Douglas Holding AG (retailer). Member of the Board, Integrated Asset Management plc. (investment company). Chairman o f the Board, IVG Immobilien AG.Chairman of the Board, IVG Institutional Funds GmbH. Member of the Board, Kölnische Rückversicherungs-Gesellschaft AG. Member of the Board, Lloyd George Management (B.V.I.) Ltd. Member of the Board, Sal. Oppenheim jr. & Cie. Kommanditgesellschaft auf Aktien.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
John Bult, 73(1)(2)	Class II Since 1990	Chairman, PaineWebber International (asset management) (since 1985).	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990). Director of The Greater China Fund, Inc. (closed-end fund).

Ambassador Richard R. Burt, 62(1)	Class I Since 2000	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007). Chairman, IEP Advisors, LLP (information services firm) (1998-2001). Chairman of the Board, Weirton Steel Corp. (1996-2004). Partner, McKinsey & Company (consulting firm) (1991-1994). State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991). U.S. Ambassador to the Federal Republic of Germany (1985-1989).	Director, The European Equity Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Board Member, IGT, Inc. (gaming technology) (since 1995). Board Member, HCL Technologies, Inc. (information technology and product engineering) (since 1999). Member, Textron, Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996). Director, UBS family of Mutual Funds (since 1995).

John H. Cannon, 67(1)	Class I Since 2004	Consultant (since 2002). Vice President and Treasurer, Venator Group/Footlocker Inc. (footwear retailer) (until 2002).	Director of The New Germany Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 2004).

Richard Karl Goeltz, 67(1)	Class I Since 2008	Consultant. Retired Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000).	Director, The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Independent Non-Executive Director of Aviva plc (financial services) and The Warnaco Group Inc. (apparel). Member of the Court of Governors of the London School of Economics and Political Science.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Franz Wilhelm Hopp, 67(1)	Class III Since 2008	Former Member of the Boards of Management of ERGO Insurance Group AG, ERGO Europa Beteiligungsgesellschaft AG, and ERGO International AG (insurance) (over five years until 2004). Former Member of the Boards of Management of VICTORIA Holding, VICTORIA Lebensversicherung AG (life insurance), VICTORIA Versicherung AG (insurance), VICTORIA International, VICTORIA Rückversicherung AG (reinsurance) and D.A.S. Versicherungs-AG. (insurance). Member of the Board of Management of KarstadtQuelle Pension Trust e.V. (since 2007).	Director of The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993). Member of the Administrative Boards of Frankfurter Volksbank (bank) and HSBC Trinkaus & Burkhardt (bank). Member of the Advisory Boards of Dresdner Bank AG; EnBW Energie Baden-Wuerttemberg AG (energy). Member of the Supervisory Boards of Ruhrland AG, Essen (car sales), Primion AG, Stetten (electronic products), Valovis Bank AG (mortgage bank).

Dr. Friedbert Malt, 68(1)	Class II Since 2007	Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines, Ltd., Singapore ("NOL"). Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (2001).	Director, The European Equity Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007). Member of the Board of NOL (since 2000). Director, TÜV Rheinland of North America, Inc.
(present) (independent testing and assessment services).

Christian H. Strenger, 66(1)(2)	Class III Since 1990	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG.	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990). Member, Supervisory Board, Evonik Industries (chemical, utility and property business) (since 2007), Fraport AG (international airport business) and Hermes Equity Ownership Services Ltd. (governance advisory).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Robert H. Wadsworth, 69(1)(3)	Class III Since 1990	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present).	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992) as well as other funds in the Fund Complex as indicated.

Werner Walbröl, 72(1)	Class III Since 1990	Delegate for North American Humboltt Universitat (Berlin). Formerly, President and Chief Executive Officer, The European American Chamber of Commerce, Inc. (until 2008). Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 2004). Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Director, The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs).

(1)  Indicates that each Director also serves as a Director of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Manager.

(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: Cash Account Trust, Cash Management Portfolio, Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Balanced Fund, DWS Blue Chip Fund, DWS Communications Fund, Inc., DWS Equity 500 Index Portfolio, DWS Equity Trust, DWS Global/International Fund, Inc., DWS High Income Series, DWS Income Trust, DWS Institutional Funds, DWS International Fund, Inc., DWS Investment Trust, DWS Investments VIT Funds, DWS Money Funds, DWS Money Market Trust, DWS Municipal Trust, DWS Mutual Funds, Inc., DWS Portfolio Trust, DWS Securities Trust, DWS State Tax-Free Income Series, DWS State Tax Free Trust, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Date Series, DWS Target Fund, DWS Tax Free Trust, DWS Technology Fund, DWS Value Equity Trust, D WS Value Series, Inc., DWS Variable Series I, DWS Variable Series II, Investors Cash Trust and Tax-Exempt California Money Market Fund. Mr. Wadsworth also serves as a Director/Trustee of DWS Dreman Value Income Edge Fund Inc., DWS Global Commodities Stock Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF Real Estate Fund, Inc., DWS RREEF Real Estate Fund II, Inc., DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust and DWS Strategic Municipal Income Trust, closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.

(4)  Inception date of corporation which was predecessor to the LLC.

*  The address of each Director is 345 Park Avenue, New York, NY 10154.

†  The term of office for Directors in Class I expires at the 2010 Annual Meeting, Class II expires at the 2011 Annual Meeting and Class III expires at the 2012 Annual Meeting.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
Michael G. Clark(1,2), 44 President and Chief Executive Officer	Managing Director(3), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert(2), 46 Chief Financial Officer and Treasurer	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

David Goldman(2,4), 35 Secretary	Director(3), Deutsche Asset Management

John Millette(5,6), 47 Assistant Secretary	Director(3), Deutsche Asset Management

Rita Rubin(7,10), 39 Chief Legal Officer	Vice President and Counsel, Deutsche Asset Management (2007-present); formerly, Vice President, Morgan Stanley Investment Management Inc. (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Alexis Kuchinsky(10,11) 33 Chief Compliance Officer	Vice President, Deutsche Asset Management

Jason Vazquez(10,12), 37 Anti-Money Laundering Compliance Officer	Vice President, Deutsche Asset Management (since 2006); formerly: AML Operations Manager for Bear Stearns (2004-2006); Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Each also serves as an Officer of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

*  As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(1)  Since June 15, 2006.

(2)  Address: 345 Park Avenue, New York, New York 10154.

(3)  Executive title, not a board directorship.

(4)  Since July 14, 2006.

(5)  Since July 14, 2006. From January 30, 2006 to July 14, 2006 served as Secretary to the Fund.

(6)  Address: One Beacon Street, Boston, Massachusetts 02108.

(7)  Since July 21, 2008.

(8)  Since January 30, 2006.

(9)  Since April 20, 2007.

(10)  Address: 280 Park Avenue, New York, New York 10017.

(11)  Since August 24, 2009.

(12)  Since October 23, 2009.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year ended October 31,	2009	2008	2007	2006	2005	2004
Shares repurchased	1,304,700	111,900	47,900	—	—	97,300
Shares issued for dividend reinvestment	—	1,314,952	792,411	388,226	—	37,769
Shares issued in rights offering	—	—	—	3,417,070	—	2,555,677

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality.These safeguards extend to all forms of interaction with us, including the Internet. In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the clients' account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund. We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary t o protect the firm from such activity.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 9, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2009

Shares	Description	Value(a)
INVESTMENTS IN RUSSIAN SECURITIES – 64.9%
	COMMON STOCKS – 63.8%
	COMMERCIAL BANKS – 7.9%
18,500,000	Sberbank	$41,625,000
	CONSTRUCTION MATERIALS – 0.7%
504,000	LSR Group (GDR) Reg S*	3,774,960
	DIVERSIFIED FINANCIAL SERVICES – 0.0%
52,000	Vostok Nafta Investment (SDR)*	196,104
	DIVERSIFIED TELECOMMUNICATION – 3.8%
800,000	Comstar United Telesystems (GDR) Reg S	4,152,000
90,100	Rostelecom (ADR)†	3,603,099
700,000	Vimpel Communications (ADR)	12,379,920
		20,135,019
	ELECTRIC-INTEGRATED – 0.8%
216,633	OJSC Enel OGK-5 (GDR)*	902,060
1,000,000	RusHydro (ADR)*	3,560,000
		4,462,060
	ENERGY EQUIPMENT & SERVICES – 0.8%
1,270,371	Integra Group Holdings (GDR)*	4,179,520
	FOOD & STAPLES RETAILING – 0.7%
297,710	Magnit (GDR)*	3,565,560
	FOOD PRODUCTS – 1.1%
80,000	Wimm Bill Dann Foods (ADR)*†	5,742,992
	MEDIA – 1.1%
350,000	CTC Media*	5,502,000
	METALS & MINING – 6.1%
4,650,000	Kuzbassrazrezugol*	1,185,750
350,000	Magnitogorsk Iron & Steel Works (GDR)*	3,325,000
1,700,000	MMC Norilsk Nickel (ADR)*	22,525,000
1,300,000	Raspadskaya	5,122,000
		32,157,750
	OIL, GAS & CONSUMABLE FUELS – 36.6%
3,198,000	Gazprom	19,347,900
2,133,774	Gazprom (ADR)	52,277,463

Shares	Description	Value(a)
300,000	LUKOIL	$17,805,000
540,000	LUKOIL (ADR)	31,212,000
400,000	NovaTek OAO (GDR) Reg S	20,200,000
300,000	Rosneft Oil	2,310,000
4,000,000	Rosneft Oil (GDR) Reg S	30,600,000
1,450,000	Surgutneftegaz (ADR)†	13,022,450
200,000	Tatneft (ADR)	5,207,400
52,000	Vostok Gas*†	1,622
		191,983,835
	STEEL PRODUCERS – 0.5%
100,000	Evraz Group S.A. (GDR)*	2,427,000
	WIRELESS TELECOMMUNICATION SERVICES – 3.7%
1,200,000	Mobile Telesystems	8,340,000
130,000	Mobile Telesystems (ADR)	6,265,883
100,000	Mobile Telesystems (GDR) Reg S	4,819,910
		19,425,793
	Total Common Stocks (cost $262,886,546)	335,177,593
	PREFERRED STOCKS – 1.1%
	OIL, GAS & CONSUMABLE FUELS – 1.1%
1,320,000	Surgutneftegaz (ADR)† (cost $6,310,195)	5,723,019
	Total Investments in Russian Securities (cost $269,196,741)	340,900,612
INVESTMENTS IN TURKISH COMMON STOCKS – 15.5%
	AUTOMOBILES – 1.0%
2,100,000	Tofas Turk Otomobil Fabrikasi	5,327,459
	COMMERCIAL BANKS – 5.5%
1,500,000	Sekerbank TAS*	2,523,533
2,200,000	Turkiye Garanti Bankasi	8,077,976
2,000,000	Turkiye Halk Bankasi	12,083,584
837,894	Turkiye IS Bankasi	3,216,430
1,500,000	Yapi ve Kredi Bankasi AS*	3,124,374
		29,025,897
	CONSTRUCTION & ENGINEERING – 1.0%
1,750,000	Tekfen Holding*	5,070,432

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2009 (continued)

Shares	Description	Value(a)
INVESTMENTS IN TURKISH COMMON STOCKS – (continued)
	CONSTRUCTION MATERIALS – 0.7%
850,000	Akcansa Cimento	$3,404,767
	DIVERSIFIED OPERATIONS – 0.5%
1,000,000	KOC Holding*	2,563,589
	FOOD & STAPLES RETAILING – 0.5%
75,000	Bim Birlesik Magazalar	2,753,855
	HOUSEWARES – 0.5%
2,500,000	Turk Sise ve Cam Fabrikalari*	2,653,715
	INDUSTRIAL CONGLOMERATES – 0.8%
1,100,000	Enka Insaat VE Sanayi	4,479,605
	INSURANCE – 1.4%
1,300,000	Aksigorta	3,974,898
1,300,000	Anadolu Hayat Emeklilik	3,471,527
		7,446,425
	OIL, GAS & CONSUMABLE FUELS – 1.2%
200,000	Tupras-Turkiye Petrol Rafinerileri	3,471,527
900,000	Turcas Petrolculuk	2,775,886
		6,247,413
	TELECOM SERVICES – 1.5%
2,600,000	Turk Telekomunikasyon	7,949,796
	WIRELESS TELECOMMUNICATION SERVICES – 0.9%
700,000	Turkcell Iletism Hizmetleri	4,673,209
	Total Investments in Turkish Common Stocks (cost $63,635,745)	81,596,162
INVESTMENTS IN POLISH COMMON STOCKS – 10.5%
	COMMERCIAL BANKS – 4.9%
225,000	Bank Pekao*	12,272,018
1,125,000	Powszechna Kasa Oszczednosci Bank Polski†	13,535,888
		25,807,906

Shares	Description	Value(a)
	DIVERSIFIED TELECOMMUNICATION – 2.8%
2,500,000	Telekomunikacja Polska	$14,823,162
	METALS & MINING – 2.8%
425,000	KGHM Polska Miedz	14,574,376
	Total Investments in Polish Common Stocks (cost $35,977,584)	55,205,444
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 5.9%
	COMMERCIAL BANKS – 0.9%
25,000	Komercni Banka	4,981,647
	ELECTRIC UTILITIES – 3.6%
375,000	Ceske Energeticke Zavody	18,728,102
	MINING SERVICES – 1.4%
800,000	New World Resources*†	7,341,082
	Total Investments in Czech Republic Common Stocks (cost $8,948,967)	31,050,831
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 1.9%
	COMMERCIAL BANKS – 1.9%
350,000	OTP Bank*† (cost $4,171,987)	10,025,258
	Total Investments in Common and Preferred Stocks – 98.7% (cost $381,931,024)	518,778,307
SECURITIES LENDING COLLATERAL – 5.6%
29,192,543	Daily Assets Fund Institutional, 0.27% (cost $29,192,543)(b)(c)	29,192,543

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2009 (continued)

Shares	Description	Value(a)
CASH EQUIVALENTS – 0.1%
690,256	Central Cash Management Fund, 0.19% (cost $690,256)(c)	$690,256
	Total Investments – 104.4% (cost $411,813,823)	548,661,106
	Other Assets and Liabilities, Net – (4.4%)	(23,107,002)
	NET ASSETS – 100.0%	$525,554,104

*  Non-income producing securities.

†  All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2009 amounted to $27,181,250 which is 5.2% of the net assets.

(a)  Value stated in US dollars.

(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

SDR – Swedish Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2009 (continued)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to the Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or other Equity Investments(d)
Russia	$340,900,612	$0	$0	$340,900,612
Turkey	81,596,162	0	0	81,596,162
Poland	55,205,444	0	0	55,205,444
Czech Republic	31,050,831	0	0	31,050,831
Hungary	10,025,258	0	0	10,025,258
Short-Term Instruments	29,882,799	0	0	29,882,799
Total	$548,661,106	$0	$0	$548,661,106

(d)  See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

ASSETS
Investments, at value (Cost $381,931,024) — including $27,181,250 of securities loaned	$518,778,307
Investment in Central Cash Management Fund (Cost $690,256)	690,256
Investment in Daily Assets Fund Institutional (Cost $29,192,543)*	29,192,543
Total Investments, at value (Cost $411,813,823)	548,661,106
Foreign currency, at value (Cost $5,989,970)	5,887,265
Receivable for investments sold	7,426,144
Dividends receivable	2,956,953
Foreign withholding tax refund receivable	127,220
Interest receivable	31,770
Other assets	20,379
Total assets	565,110,837
LIABILITIES
Cash overdraft	431,179
Payable upon return of securities loaned	29,192,543
Payable for investments purchased	8,157,451
Payable for fund shares repurchased	1,025,805
Management fee payable	269,842
Investment advisory fee payable	127,762
Payable for Directors' fees and expenses	17,982
Other accrued expenses and payables	334,169
Total liabilities	39,556,733
NET ASSETS	$525,554,104
Net assets consist of:
Paid-in capital. $0.001 par (Authorized 80,000,000 shares; 4,833,354 shares held in Treasury)	$419,847,500
Undistributed net investment income	9,253,889
Accumulated net realized loss on investments and foreign currency	(40,407,420)
Net unrealized appreciation on investments and foreign currency	136,860,135
Net assets	$525,554,104
Net assets value per share ($525,554,104 ÷ 14,645,368 shares of common stock issued and outstanding)	$35.89

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS

For the year ended October 31, 2009
NET INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,625,481)	$10,705,803
Interest	59,702
Income distributions — affiliated cash management vehicles	59,132
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	738,575
Total investment income	11,563,212
Expenses:
Management fee	2,156,442
Investment advisory fee	1,035,597
Custodian fee	714,183
Services to shareholders	37,310
Reports to shareholders	143,597
Directors' fees and expenses	106,310
Professional fees	219,920
NYSE listing fee	22,704
Insurance	62,063
Miscellaneous	55,231
Net expenses	4,553,357
Net investment income	7,009,855
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(31,692,269)
Change in net unrealized appreciation (depreciation)	207,796,990
Net gain (loss)	176,104,721
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,114,576

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,009,855	$12,581,023
Net realized gain (loss)	(31,692,269)	(7,653,452)
Changes in unrealized appreciation (depreciation)	207,796,990	(603,040,977)
Net increase (decrease) in net assets resulting from operations	183,114,576	(598,113,406)
Distributions to shareholders from:
Net investment income	(1,117,325)	(13,953,002)
Net realized gains	—	(137,056,552)
Total distributions to shareholders	(1,117,325)	(151,009,554)
Capital share transactions:
Net proceeds from reinvestment of dividends (0 and 1,314,952 shares, respectively)	—	76,293,527
Cost of shares repurchased (1,304,700 and 111,900 shares, respectively)	(29,400,242)	(3,865,143)
Net increase (decrease) in net assets from capital share transactions	(29,400,242)	72,428,384
Total increase (decrease) in net assets	152,597,009	(676,694,576)
NET ASSETS
Beginning of year	372,957,095	1,049,651,671
End of year (including undistributed net investment income of $9,253,889 and $657,980, as of October 31, 2009 and October 31, 2008, respectively)	$525,554,104	$372,957,095

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the years ended October 31,
	2009	2008	2007	2006	2005
Per share operating performance:
Net asset value:
Beginning of period	$23.38	$71.18	$55.18	$42.36	$28.64
Net investment income(a)	.46	.80	.41	.55	.27
Net realized and unrealized gain (loss) on investments and foreign currency	11.85	(38.16)	21.22	18.67	13.62
Increase (decrease) from investment operations	12.31	(37.36)	21.63	19.22	13.89
Distributions from net investment income	(.07)	(.95)	(.58)	(.33)	(.17)
Distributions from net realized gains	—	(9.31)	(4.93)	(2.72)	—
Total distributions†	(.07)	(10.26)	(5.51)	(3.05)	(.17)
Dilution from rights offering	—	—	—	(2.85)	—
Dealer manager fees and operating costs	—	—	—	(.40)	—
Dilution in NAV from dividend reinvestment	—	(.22)	(.15)	(.10)	—
Increase resulting from share repurchases	.27	.04	.03	—	—
Net asset value:
End of period	$35.89	$23.38	$71.18	$55.18	$42.36
Market value:
End of period	$31.70	$18.94	$64.20	$49.94	$44.89
Total investment return for the period††
Based upon market value	68.05%	(65.28)%	41.83%	19.25%	80.71%
Based upon net asset value	53.78%	(61.27)%	42.32%	48.55%*	48.74%
Ratio to average net assets:
Total expenses	1.21%	1.10%	1.01%**	1.09%**	1.20%**
Net investment income	1.86%	1.48%	0.69%	1.08%	0.78%
Portfolio turnover	50%	48%	34%	32%	30%
Net assets at end of period (000's)	$525,554	$372,957	$1,049,652	$772,722	$431,975
(a) Based on average shares outstanding during the period.
†For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(.07)	$(1.413)	$(2.524)	$(.545)	$(.17)
Long term capital gains	—	(8.844)	(2.992)	(2.507)	—
	$(.07)	$(10.257)	$(5.516)	$(3.052)	$(.17)

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $3.25 dilution per share associated with the Fund's rights offering.

  **  Prior to February 2007, custody credits were earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.00%, 1.04% and 1.19% for 2007, 2006, and 2005, respectively.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2009

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or elevated prices from the broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Disclosure about the classification of fair value measurements is included in a table following the Fund's investment portfolio.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of foreign withholding tax.

Securities Lending: The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (0.15% annualized effective rate as of October 31, 2009) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2009 (continued)

securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and change in net unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at October 31, 2009 was $411,969,533 for United States Federal income tax purposes. Accordingly, as of October 31, 2009, net unrealized appreciation of investments aggregated $136,691,573, of which $163,322,757 and $26,631,184 related to gross unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2009 of approximately $40,322,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax provisions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$9,353,909
Capital loss carryforward	$(40,322,000)
Net unrealized appreciation (depreciation)	$136,691,573

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31
	2009	2008
Distributions from ordinary income*	$1,117,325	$20,815,435
Distributions from long-term capital gains	$—	$130,194,119

*For tax purposes short-term capital gains are considered ordinary income.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2009 (continued)

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, 0.50% of such assets in excess of $500 million and up to $750 million, and 0.45% of such assets in excess of $750 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the year ended October 31, 2009, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of 0.85% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DISC aggregated $37,310, of which $6,247 is unpaid.

Certain Officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2009 were $181,902,243 and $185,551,472, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2009 (continued)

the major markets of the United States. For example, there are significant risks inherent in securities of Russian issuers that are not typically associated with securities of companies in more developed countries.

NOTE 6. CAPITAL

During the year ended October 31, 2009 and the year ended October 31, 2008, the Fund purchased 1,304,700 and 111,900 of its shares of Common Stock on the open market at a total cost of $29,400,242 and $3,865,143 ($22.53 and $34.54 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 12.53% and 13.84%, respectively. During the year ended October 31, 2009, these shares are held in Treasury and included under "Paid-in capital" in the Statement of Assets and Liabilities. During the year ended October 31, 2008, the Fund reissued 1,314,952 shares ($58.02 average per share) held in Treasury as part of the dividend reinvestment plan, respectively. The average discount of these reissued shares comparing the reissue price to the net asset value at the time of reissuance was 4.35%.

NOTE 7. SHARE REPURCHASES

On July 24, 2009 the Fund announced that the Board of Directors has authorized the repurchase of up to 1,500,000 shares during the period August 1, 2009 through July 31, 2010. Purchases will be made when it is believed that such repurchases are advantageous to the Fund. The Fund further announced that it will provide monthly updates concerning its repurchase program on its website at www.dws-investments.com.

NOTE 8. CHANGE IN INVESTMENT POLICY

Effective September 1, 2009, the Fund changed its investment policy limit with respect to investments in Russia from 60% to 66 2/3%. This change was made along with a change in the Fund's benchmark, also effective September 1, 2009, to the MSCI Emerging Europe Index. The Fund's benchmark prior to September 1, 2009 had been a composite of the following three emerging market country indices: 45% CECE (which includes stocks from the Czech Republic, Hungary, Poland and Slovakia), 45% RTX (Russian blue chip stocks), and 10% ISE National 30 (Turkish stocks). The principal reason for the change in benchmark was to improve transparency to investo rs.

NOTE 9. REVIEW FOR SUBSEQUENT EVENTS

Management has reviewed the events and transactions from November 1, 2009 through December 22, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Central Europe and Russia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (the "Fund") at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Bo ard (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2009

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Investments Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-437-6269). Computershare, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distributi on payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the sh ares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The Central Europe and Russia Fund, Inc. was held on June 30, 2009. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect four Directors to serve for a term of three years and until their successors are elected and qualify.

	Number of Votes
	For	Withheld
Dr. Franz Wilhelm Hopp	12,809,003	1,180,598
Mr. Christian H. Strenger	12,843,889	1,145,712
Mr. Robert H. Wadsworth	12,884,258	1,105,343
Mr. Werner Walbrol	12,863,622	1,125,979

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending October 31, 2009.

Number of Votes
For	Against	Abstain
13,841,659	95,612	52,325

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investment.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

2009 U.S. TAX INFORMATION (unaudited)

The Fund paid foreign taxes of $1,471,363 and earned $8,634,004 of foreign source income year during the year ended October 31, 2009. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.10 per share as foreign taxes paid and $0.59 per share as income earned from foreign sources for the year ended October 31, 2009.

For Federal income tax purposes, the Fund designates $13,395,000, or the maximum amount allowable under tax law, as qualified dividend income.

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (unaudited)

The Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 20, 2009.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DIMA and DeAMI and their affiliates in providing services to the Fund and to all investment companies in the Deutsche family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the European Equity Fund and, where relevant, the New Germany Fund and other Deutsche funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular factor which was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (unaudited) (continued)

determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as the Fund's corporate manager and administrator and, subject to the supervision of the Fund's board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors wit h relevant reports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of the Fund's directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI

At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2007 and 2008. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affecte d by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 and 2004 DIMA discontinued using soft dollars to receive third party research from brokers that execute purchases and sales of securities for us, and revised their policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services.

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (unaudited) (continued)

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from their relationships with us were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year. The directors reviewed information showing the Fund's performance compared to that of other investment vehicles compiled by Lipper (a total of 22 funds, consisting of exchange-traded funds, open-end funds and single-country funds). The directors also reviewed information showing performance of the Fund's benchmark index, at the time a blend of 45% CECE index of 27 Central European stocks, 45% RTX index of 12 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

The comparative information showed that the Fund ranked in the bottom quartile for the one- and three year periods ended December 31, 2008 as a result of poor performance in the one year period, when it also underperformed its benchmark. However, the Fund ranked in the top third for the five- and 10-year period, and exceeded the performance of its benchmark from 2000 through 2007. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the representation by DIMA and DeAMI that they do not manage any institutional accounts that are similar to the Fund, and their review of the reasons that they do not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The Fund's expense comparison group consisted of 35 closed end country funds and the information showed that the Fund's effective management fee rate of 0.800% was below the average and the median of the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoint s and that DIMA had voluntarily added a breakpoint reducing the management fee rate from 0.55% to 0.50% for net assets exceeding $500 million, effective June 1, 2006, and a breakpoint reducing the management fee rate from 0.50% to 0.45% for net assets exceeding $750 million, effective August 1, 2007. The directors also considered the Fund's total expense ratio in comparison to the fees and expenses of funds within the comparison group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others. The directors also noted that the Fund's expense ratio was in the lowest quartile of the comparison group. DIMA explained that this difference was principally the result of the Fund's relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

DR. FRIEDBERT MALT

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

RITA RUBIN

Chief Legal Officer

ALEXIS KUCHINSKY

Chief Compliance Officer

JASON VAZQUEZ

Anti-Money Laundering Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

R-14854-1 (12/09)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the lead portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.dws-investments.com

For latest net asset value, schedule of the Fund's largest hold-ings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, The Central Europe & Russia Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: John H. Cannon, Robert H. Wadsworth and Richard Karl Goeltz . Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

THE CENTRAL EUROPE AND RUSSIA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$85,000	$0	$0	$0
2008	$86,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of John H. Cannon(Chairman), Robert H. Wadsworth, Richard R. Burt, Dr. Friedbert Malt, Richard Karl Goeltz and Werner Walbrol.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide

AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

_________________________

1 purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

_________________________

2 Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

_________________________

3 mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
–	Analyst worksheets created for stock option plan and share increase analyses.
–	Proxy Edge print-screen of actual vote election.
•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
–	The shareholder meeting date;
–	A brief identification of the matter voted on;
–	Whether the matter was proposed by the issuer or by a security holder;
–	Whether the company cast its vote on the matter;
–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
–	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board
H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans
C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting
I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the Fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany.

•	Masters Degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf.

Robert Kalin, CFA, Director

•	Joined Deutsche Asset Management in 2002 and the Fund in 2002.
•

Prior to that, served as fund manager for European emerging markets at Zurich Investment in 2001, as advisor to Zurich Investment from 1998 to 2001, as fund manager at Corus Funds from 1996 to 1997, analyst at Value Line from 1993 to 1995.

•	Studies of Economics and Computer Science, State University of New York at Plattsburgh.

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Generally, variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of Deutsche Bank policies and procedures.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ralf Oberbannscheidt	$0	$0
Robert Kalin	$0	$0

Because certain portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	3	$470,029,935	-	$0
Robert Kalin	-	$0	-	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	6	$2,732,739,231	-	$0
Robert Kalin	3	$1,251,808,431	1	$517,565,170

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	1	$82,825,903	-	$0
Robert Kalin	-	$0	-	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *

November 1 through November 30	12,900	$22.16	n/a	n/a
December 1 through December 31	75,700	$15.59	n/a	n/a
January 1 through January 31	99,100	$16.51	n/a	n/a
February 1 through February 28	48,100	$13.08	n/a	n/a
March 1 through March 31	58,800	$12.98	n/a	n/a
April 1 through April 30	250,000	$18.40	n/a	n/a
May 1 through May 31	276,400	$21.53	n/a	n/a
June 1 through June 30	33,600	$23.87	n/a	n/a
July 1 through July 31	16,300	$24.31	n/a	n/a
August 1 through August 31	164,000	$27.62	164,000	1,336,000
September 1 through September 30	154,100	$31.07	154,100	1,181,900
October 1 through October 31	115,700	$33.18	115,700	1,066,200

Total	1,304,700	$22.53	433,800

* On July 24, 2009 the Fund announced that the Board of Directors has authorized the repurchase of up to 1,500,000 shares during the period August 1, 2009- July 31, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009